                                                                    EXHIBIT 10.3

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
United Retail Group, Inc. and the
Plan Administrator of the United
Retail Group Retirement Savings Plan:


        We have audited the accompanying statements of net assets available for benefits of the United Retail Group Retirement Savings Plan as of December 31, 1997 and 1996, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1997 and 1996, and the changes in net assets available for benefits for the years then ended, in conformity with generally accepted accounting principles.

        Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of investments held for investment purposes, loans or fixed income obligations, and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.




Columbus, Ohio,
February 26, 1998.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS

                                DECEMBER 31, 1997

                                              COMPANY     BALANCED     FIXED       EQUITY  AGGRESSIVE    INT'L              LOAN
                                     TOTAL   STOCK FUND     FUND       FUND        FUND       FUND       FUND     OTHER     FUND
         ASSETS

INVESTMENTS, AT FAIR VALUE:
COMMON STOCK:
  UNITED RETAIL GROUP, INC.        $  287,503  $287,503  $     --    $     --    $     --    $   --    $   --    $   --    $   --
  OTHER                                 5,973      --          --          --          --        --        --       5,973      --
 SHARES OF REGISTERED INVESTMENT
  COMPANIES:
   SCUDDER BALANCED FUND            1,665,349      --     1,665,349        --          --        --        --        --        --
   SCUDDER CASH INVESTMENT TRUST    1,821,467      --          --     1,821,467        --        --        --        --        --
   SCUDDER GROWTH AND INCOME FUND   1,945,426      --          --          --     1,945,426      --        --        --        --
   JANUS ENTERPRISE FUND              685,536      --          --          --          --     685,536      --        --        --
   WARBURG PINCUS INTERNATIONAL
    EQUITY                            349,042      --          --          --          --        --     349,042      --        --
   OTHER                              196,955      --          --          --          --        --        --     196,955      --
PARTICIPANT LOANS                     351,094      --          --          --          --        --        --        --     351,094
                                   ----------  --------  ----------  ----------  ----------  --------  --------  --------  --------
NET ASSETS AVAILABLE FOR BENEFITS  $7,308,345  $287,503  $1,665,349  $1,821,467  $1,945,426  $685,536  $349,042  $202,928  $351,094
                                   ==========  ========  ==========  ==========  ==========  ========  ========  ========  ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                       F-1

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS

                                DECEMBER 31, 1996


                                                 COMPANY     BALANCED      FIXED      EQUITY    AGGRESSIVE  INTERNATIONAL  LOAN
                                     TOTAL      STOCK FUND     FUND         FUND       FUND        FUND        FUND        FUND
ASSETS

INVESTMENTS, AT FAIR VALUE:
  COMMON STOCK:
    UNITED RETAIL GROUP, INC.       $  176,306  $ 176,306   $      --     $     --    $      --     $   --    $   --    $   --
  SHARES OF REGISTERED INVESTMENT
    COMPANIES:
      WARBURG PINCUS INTERNATIONAL
        EQUITY FUND                    342,048       --            --           --           --         --     342,048      --
      SCHWAB MONEY MARKET FUND          12,198       --            --         12,198         --         --        --        --
      SCHWAB GOVERNMENT MONEY
        MARKET FUND                        190       --            --            190         --         --        --        --
PARTICIPANT LOANS                      334,515       --            --           --           --         --        --     334,515
                                    ----------  ---------   -----------   ----------  -----------   --------  --------  --------
        TOTAL INVESTMENTS              865,257    176,306          --         12,388         --         --     342,048   334,515

INTERFUND TRANSFERS                       --       (1,231)         (818)         108         (834)     1,405     1,370      --
CASH                                 5,514,267       --       1,497,827    2,055,557    1,439,275    521,608      --        --
                                    ----------  ---------   -----------   ----------  -----------   --------  --------  --------
        TOTAL ASSETS                 6,379,524    175,075     1,497,009    2,068,053    1,438,441    523,013   343,418   334,515
LIABILITIES
ADMINISTRATIVE EXPENSE PAYABLE          52,208      2,413        16,185       22,763        7,281      1,800     1,766      --
                                    ----------  ---------   -----------   ----------  -----------   --------  --------  --------
NET ASSETS AVAILABLE FOR BENEFITS   $6,327,316  $ 172,662   $ 1,480,824   $2,045,290  $ 1,431,160   $521,213  $341,652  $334,515
                                    ==========  =========   ===========   ==========  ===========   ========  ========  ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

            STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                COMPANY      BALANCED        FIXED        EQUITY     AGGRESSIVE
                                     TOTAL     STOCK FUND      FUND          FUND          FUND         FUND
Investment Income:
  Net Appreciation (Depreciation)
    IN Fair Value of Investments  $   467,300   $  52,323   $   223,334   $      --     $   269,056   $  33,065
  Mutual Funds                        386,344        --          99,124          --         183,248      40,969
  Interest                            122,364        --            --          94,079          --          --
  Dividend                                 53        --            --            --            --          --
                                  -----------   ---------   -----------   -----------   -----------   ---------
    Total Investment Income
      (Loss)                          976,061      52,323       322,458        94,079       452,304      74,034
                                  -----------   ---------   -----------   -----------   -----------   ---------
Contributions:
  Employer                            181,440      15,589        38,579        40,455        48,318      27,264
  Participants                        828,786      33,852       178,529       164,277       256,517     139,379
                                  -----------   ---------   -----------   -----------   -----------   ---------
    Total Contribution              1,010,226      49,441       217,108       204,732       304,835     166,643
                                  -----------   ---------   -----------   -----------   -----------   ---------
Loan Repayments                          --         5,748        36,654        40,508        41,436      16,280

Loans Issued                             --        (2,825)      (80,204)      (41,703)      (38,317)    (17,426)

Interfund Transfers                      --        35,670        (7,945)     (313,701)       90,854     (19,483)

Administrative Expense                (40,411)       --         (11,225)      (23,970)       (4,962)       --

Benefits to Participants             (964,847)    (25,516)     (292,321)     (183,768)     (331,884)    (55,725)
                                  -----------   ---------   -----------   -----------   -----------   ---------
Increase (Decrease) in Net
  Assets Available for Benefits       981,029     114,841       184,525      (223,823)      514,266     164,323

Beginning Net Assets Available
  for Benefits                      6,327,316     172,662     1,480,824     2,045,290     1,431,160     521,213
                                  -----------   ---------   -----------   -----------   -----------   ---------
Ending Net Assets Available
  for Benefits                    $ 7,308,345   $ 287,503   $ 1,665,349   $ 1,821,467   $ 1,945,426   $ 685,536
                                  ===========   =========   ===========   ===========   ===========   =========

                                    INT'L                  LOAN
                                    FUND        OTHER      FUND
Investment Income:
  NET APPRECIATION (DEPRECIATION)
    in Fair Value of Investments  $ (68,476)  $ (42,002)  $    --
  Mutual Funds                       49,793      13,210        --
  Interest                             --         2,973      25,312
  Dividend                             --            53        --
                                  ---------   ---------   ---------

    Total Investment Income
      (Loss)                        (18,683)    (25,766)     25,312
                                  ---------   ---------   ---------
Contributions:
  Employer                           11,235        --          --
  Participants                       56,232        --          --
                                  ---------   ---------   ---------
    Total Contribution               67,467        --          --
                                  ---------   ---------   ---------
Loan Repayments                      11,124        --      (151,750)

Loans Issued                         (7,003)       --       187,478

Interfund Transfers                 (14,089)    228,694        --

Administrative Expense                 (254)       --          --

Benefits to Participants            (31,172)       --       (44,461)
                                  ---------   ---------   ---------
Increase (Decrease) in Net
  Assets Available for Benefits       7,390     202,928      16,579

Beginning Net Assets Available
  for Benefits                      341,652        --       334,515
                                  ---------   ---------   ---------
Ending Net Assets Available
  for Benefits                    $ 349,042   $ 202,928   $ 351,094
                                  =========   =========   =========

    The accompanying notes are an integral part of this financial statement.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

            STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                                                COMPANY        BALANCED          FIXED
                                                 TOTAL         STOCK FUND        FUND            FUND
                                             -----------     -----------     -----------     -----------
Investment Income:
  Net Appreciation (Depreciation) in
    Fair Value of Investments                $   175,706     $   (53,745)    $    19,714     $      --
  Mutual Funds                                   255,316            --           126,428            --
  Interest                                       131,073            --              --           108,864
                                             -----------     -----------     -----------     -----------
    Total Investment Income (Loss)               562,095         (53,745)        146,142         108,864
                                             -----------     -----------     -----------     -----------
Contributions:
  Employer                                        53,786           3,141          11,464          10,826
  Participants                                   827,229          37,653         171,907         262,203
                                             -----------     -----------     -----------     -----------
    Total Contribution                           881,015          40,794         183,371         273,029
                                             -----------     -----------     -----------     -----------
Loan Repayments                                     --             5,343          28,271          31,559

Loans Issued
                                                    --            (1,912)        (46,542)       (133,414)

Interfund Transfers                                 --            31,554         (32,855)       (345,119)

Administrative Expense                           (47,408)         (3,958)        (11,064)        (16,793)

Benefits to Participants
                                              (1,162,356)        (22,317)       (356,865)       (367,425)
                                             -----------     -----------     -----------     -----------
Increase (Decrease) in Net
  Assets Available for Benefits                  233,346          (4,241)        (89,542)       (449,259)

Beginning Net Assets Available
  for Benefits                                 6,093,970         176,903       1,570,366       2,494,549
                                             -----------     -----------     -----------     -----------
Ending Net Assets Available
  for Benefits                               $ 6,327,316     $   172,662     $ 1,480,824     $ 2,045,290
                                             ===========     ===========     ===========     ===========

                                                 EQUITY        AGGRESSIVE     INTERNATIONAL       LOAN
                                                  FUND            FUND            FUND            FUND
                                             ------------     -----------     -----------     -----------
Investment Income:
  Net Appreciation (Depreciation) in
    Fair Value of Investments                $    146,628     $    52,570     $    10,539     $        --
  Mutual Funds                                    115,497            --            13,391              --
  Interest                                           --              --              --            22,209
                                             ------------     -----------     -----------     -----------
    Total Investment Income (Loss)                262,125          52,570          23,930          22,209
                                             ------------     -----------     -----------     -----------
Contributions:
  Employer                                         17,002           8,339           3,014            --
  Participants                                    204,029          97,671          53,766            --
                                             ------------     -----------     -----------     -----------
    Total Contribution                            221,031         106,010          56,780            --
                                             ------------     -----------     -----------     -----------
Loan Repayments                                    26,793          20,324           6,341        (118,671)

Loans Issued
                                                  (19,455)        (13,407)         (3,849)        218,579

Interfund Transfers                               141,231          85,631         119,558            --

Administrative Expense                             (9,494)         (3,360)         (2,739)           --

Benefits to Participants
                                                 (243,514)        (78,701)        (17,530)        (76,004)
                                             ------------     -----------     -----------     -----------
Increase (Decrease) in Net
  Assets Available for Benefits                   378,717         169,067         182,491          46,113

Beginning Net Assets Available
  for Benefits                                  1,052,443         352,146         159,161         288,402
                                             ------------     -----------     -----------     -----------
Ending Net Assets Available
  for Benefits                               $  1,431,160     $   521,213     $   341,652     $   334,515
                                             ============     ===========     ===========     ===========

    The accompanying notes are an integral part of this financial statement.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS



(1)    DESCRIPTION OF THE PLAN

       General

        The United Retail Group Retirement Savings Plan (the "Plan") is a defined contribution plan covering certain employees of United Retail Group, Inc. and its affiliates (the "Employer") who are at least 21 years of age and have completed 1,000 or more hours of service during their first consecutive twelve months of employment or any calendar year beginning in or after their first consecutive twelve months of employment. Certain employees of the Employer, who are covered by a collective bargaining agreement, are not eligible to participate in the Plan.

        The following description of the Plan provides only general information.
         Participants should refer to the Plan agreement for a more complete description of the Plan's provisions. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) as amended.

        Amendments

        Effective January 1, 1997, the Plan was amended and restated to, among other things,

         (1) allow in-service withdrawals as noted under "Payment of Benefits" below, and

         (2) make certain changes in the Plan as were required by law.

        Contributions

        Employer Contributions:

        The Employer may provide a 50% matching contribution on the first 3% of a participant's voluntary contributions.

        Participant Voluntary Contribution:

        A participant may elect to make a voluntary tax-deferred contribution of 1% to 12% of his or her annual compensation up to the maximum permitted under Section 402(g) of the Internal Revenue Code adjusted annually ($9,500 at December 31, 1997). The annual compensation of each participant taken into account under the Plan is limited to the maximum amount permitted under Section 401(a)(17) of the Internal Revenue Code. The annual compensation limit for the Plan year ended December 31, 1997, was $160,000. This voluntary tax-deferred contribution may be limited by Section 401(k) of the Internal Revenue Code.

        Vesting

        A participant is fully and immediately vested for voluntary and rollover contributions and is credited with a year of vesting service in the Employer's contributions for each Plan year that they are credited with a least 500 hours of service. A summary of vesting percentages in the Employer's contributions follows:

          Years of Vesting Service                     Percentage
          ------------------------                     ----------
              Less than 3 years                              0%
              3 years                                        20
              4 years                                        40
              5 years                                        60
              6 years                                        80
              7 years                                       100

       Payment of Benefits

       The full value of participants' accounts becomes payable upon retirement, disability, or death. Upon termination of employment for any other reason, participants' accounts, to the extent vested, become payable. Participants will receive any benefit to which they are entitled in the form of, (1) lump-sum cash distribution, with those participants holding more than 100 shares of Employer Securities receiving shares for the portion of their account invested in Employer Securities, (2) if eligible a payment directly to an eligible retirement plan specified by the Participant or (3) if the account balance is greater than $3,500 and the Participant has attained age 70-1/2, cash installments over a period not extending beyond the life expectancy of the Participant or the joint and last survivor life expectancies of the Participant and a designated Beneficiary. Those participants with vested account balances more than $3,500 have the option of leaving their accounts invested in the Plan until age 65.

       Participants may make in-service withdrawals from their account if they have obtained the age of 65, based on the terms of the plan.


       Participant Loans

       Participants are permitted to borrow from their account the lesser of $50,000 or 50% of the vested balance of their account for a term of not more than five years with repayment made from payroll deductions. All loans become due and payable in full upon a participant's termination of employment with the Employer. The borrowing constitutes a separate earmarked investment of the participant's account. Interest on the borrowing is based on a formula using the published money call rate on the date of application.


       Amounts Allocated to Participants Withdrawn from the Plan

       The vested portion of net assets available for plan benefits allocated to participants withdrawn from the Plan as of December 31, 1997 and 1996, is set forth below:

                                          1997                 1996
                                        -------               -------
          Stock Fund                    $  -                  $   928
          Balanced Fund                   3,661                16,680
          Fixed Fund                      6,258                 5,585
          Equity Fund                    27,812                17,911
          Aggressive Fund                21,694                 6,477
          International Fund             17,480                 9,248
                                        -------               -------
                                        $76,905               $56,829
                                        =======               =======

       Forfeitures

       Forfeitures are used to reduce the Employer's required contributions.
        Utilized forfeitures for 1997 and 1996, is set forth below:

                                          1997                  1996
                                        --------              --------
          Stock Fund                    $  2,141              $  8,899
          Balanced Fund                    9,643                33,028
          Fixed Fund                       6,508                44,021
          Equity Fund                     17,501                39,644
          Aggressive Fund                  5,781                17,935
          International Fund               2,148                 7,544
                                        --------              --------
                                        $ 43,722              $151,071
                                        ========              ========

       Expenses

       Brokerage fees, transfer taxes, and other expenses incurred in connection with the investment of the Plan's assets will be added to the cost of such investments or deducted from the proceeds thereof, as the case may be. Administrative expenses of the Plan will be allocated to participants' accounts, unless the Employer elects to pay any or all of such costs.


       Tax Determination

       The Plan obtained its latest determination letter on February 23, 1998, in which the Internal Revenue Service stated that the Plan, as amended and restated January 1, 1997, was in compliance with the applicable requirements of the Internal Revenue Code. Accordingly, the following Federal income tax rules will apply to the Plan:

       Voluntary tax-deferred contributions made under the Plan by a participant and contributions made by the Employer to participant accounts are generally not taxable until such amounts are distributed.

       The participants are not subject to Federal income tax on interest, dividends, or gains in their particular accounts until distributed.

       The foregoing is only a brief summary of certain tax implications and applies only to Federal tax regulations currently in effect.


(2)    SUMMARY OF ACCOUNTING POLICIES

       The Plan's financial statements are prepared on the accrual basis of accounting. Assets of the Plan are valued at fair value. If available, quoted market prices are used to value investments. The amounts for investments that have no quoted market price are shown at their estimated fair value, which is determined based on yields equivalent for such securities or for securities of comparable maturity, quality, and type as obtained from market makers.

       Purchases and sales of securities are recorded on a trade-date basis.
        Dividends are recorded on the ex-dividend date.

       Realized gains or losses on the distribution or sale of securities represent the difference between the average cost of such securities held and the market value on the date of distribution or sale.


       Reclassification of Prior Year Information

       Certain prior year information has been reclassified to conform with current year presentation.


       Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results may differ from those estimates.

(3)    INVESTMENTS

       During the year ended December 31, 1996 the Employer adopted a resolution to change the Plan's trustee effective January 1, 1997. Simultaneous with the change in trustee the investments held under the Balanced Fund, the Fixed Fund, the Equity Fund, and the Aggressive Fund were sold December 30, 1996. These funds were transferred in 1997 and reinvested in funds of like investment objectives. The prior investment options were as follows: (1) the Balanced Fund, invested in Vanguard Wellesley Income Fund, (2) the Fixed Fund, invested in the Schwab Money Market Fund, (3) the Equity Fund, invested in the Fidelity Contra Fund, and (4) the Aggressive Fund, invested in the Columbia Special Fund.

       The Plan's investments are held by Scudder Trust Company, a subsidiary of Scudder Kemper Investments, Inc., manager of certain mutual funds in which the Plan invests. The following table presents balances for 1997 and 1996 for the Plan's current investment options. No balances are shown at December 31, 1996 for the investment options started on January 1, 1997 (as explained in the preceding paragraph). Investments that represent 5 percent or more of the Plan's net assets are separately identified.

                                                                                    December 31,          December 31,
                                                                                        1997                  1996
                                                                                    -----------           -----------

          Investments at Fair Value as Determined by
              Quoted Market Price:
                  Common Stock:
                      United Retail Group, Inc. (71,029 and
                           54,248 Shares at a Cost of $503,325
                           and 509,200 for 1997 and 1996,
                           Respectively)                                            $   287,503           $   176,306
                      Other                                                               5,973                  -
                  Shares of Registered Investment Companies:
                      Scudder Balanced Fund                                           1,665,349                  -
                      Scudder Cash Investment Trust                                   1,821,467                  -
                      Scudder Growth and Income Fund                                  1,945,426                  -
                      Janus Enterprise Fund                                             685,536                  -
                      Warburg Pincus International Equity                               349,042               342,048
                      Other                                                             196,955                12,388
          Investments at Estimated Fair Value:
                  Participant Loans                                                     351,094               334,515
                                                                                    -----------           -----------
                                                                                    $ 7,308,345           $   865,257
                                                                                    ===========           ===========

       The Plan's investments (including investments bought, sold, and held during the year) appreciation in value for the years ended December 31, 1997 and 1996, is set forth below:

                                                             1997            1996
                                                           --------        --------
          Investments at Fair Value as Determined
              by Quoted Market Price:
                  Shares of Registered
                      Investment Companies                 $414,999        $229,451
                  Common Stock                               52,301         (53,745)
                                                           --------        --------
                                                           $467,300        $175,706
                                                           ========        ========

       Contributions under the Plan may be invested in any one or more of seven investment options: (1) The Company Stock Fund, consisting of common stock of United Retail Group, Inc., (2) the Balanced Fund, which is invested in the Scudder Balanced Fund, (3) the Fixed Fund, which is invested in the Scudder Cash Investment Trust, (4) the Equity Fund, which is invested in the Scudder Growth and Income Fund, (5) the Aggressive Fund, which is invested in the Janus Enterprise Fund, subsequent to year end this investment was liquidated and the monies invested in the Franklin Small Cap Growth Fund, (6) the International Fund, which invests in the Warburg Pincus International Equity Fund, and (7) effective January 1, 1997 a self-directed brokerage account.

       Participants' voluntary and the Employer's contributions may be invested in any one or more of the options, at the election of the participant.

(4)    PLAN ADMINISTRATION

       The Plan is administered by a Committee, the members of which are appointed by the Board of Directors of the Employer.

(5)    PLAN TERMINATION

       Although the Employer has not expressed any intent, the Employer has the right under the Plan to discontinue their contributions at any time. United Retail Group, Inc. has the right at any time, by action of its Board of Directors, to terminate the Plan subject to the provisions of ERISA. Upon Plan termination or partial termination, participants will become fully vested in their accounts.

(6)    RECONCILIATION OF FINANCIAL STATEMENTS TO FORM 5500

      The following is a reconciliation of net assets available for benefits per the financial statements to Form 5500:

                                                                              1997                  1996
                                                                           ----------            ----------
          Net Assets Available for Benefits Per
              The Financial Statements                                     $7,308,345            $6,327,316
          Amounts Allocated to Withdrawing
              Participants                                                    (76,905)              (56,829)
                                                                           ----------            ----------
          Net assets Available for Benefits Per
              Form 5500                                                    $7,231,440            $6,270,487
                                                                           ==========            ==========

      The following is a reconciliation of benefits paid to participants per the financial statements to Form 5500:

                                                                1997
                                                              --------
          Benefits Paid to Participants Per
              the Financial Statements                        $964,847
          Amounts Allocated to Withdrawing
              Participants at:
                  December 31, 1997                            (76,905)
                  December 31, 1996                             56,829
                                                              --------
          Benefits Paid to Participants Per
              Form 5500                                       $944,771
                                                              ========

       Amounts allocated to withdrawing participants are recorded on Form 5500 for benefit claims that have been processed and approved for payment prior to December 31, but not yet paid as of that date.

                                                                      SCHEDULE I
                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
                            EIN #51-0303670 PLAN #003
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 1997


             Identity of Issue, Borrower,        Description of Investment Including Maturity
               Lessor, or Similar Party           Date, Rate of Interest, Collateral, Par or                           Current
                                                                 Maturity Value                       Cost              Value
-----      ------------------------------      ----------------------------------------------      ----------        ----------
  *        United Retail Group, Inc.           71,029 Shares of Common Stock, Par Value $0.001     $  503,325        $  287,503

  *        Scudder Kemper Investments,         98,833.744 Shares of Scudder Balanced Fund, Par      1,484,984         1,665,349
           Inc.                                Value $0.01

  *        Scudder Kemper Investments,         1,821,466.84 Shares of Scudder Cash Investment       1,821,467         1,821,467
           Inc.                                Trust, Par Value $.01, 7 Day Net Annualized
                                               Yield on 12/30/97 of 4.91%

  *        Scudder Kemper Investments,         71,182.807 Shares of Scudder Growth and Income       1,730,199         1,945,426
           Inc.                                Fund, Par Value $0.01

  *        Scudder Kemper Investments,         1,290.31 Shares of Scudder U.S. Treasury Money           1,290             1,290
           Inc.                                Market Fund, Par Value $.01, 7 Day Net
                                               Annualized Yield on 12/30/97 of 4.72%

           Janus Capital                       22,491.340 Shares of Janus Enterprise Fund, Par        653,937           685,536
                                               Value $0.01

           Warburg Pincus Funds                20,519.832 Shares of Warburg Pincus                    400,562           349,042
                                               International Equity, Par Value $0.01

           Fidelity Investments                1,332.958 of Select Electronics, Par Value $0.01        63,530            41,068

           T. Rowe Price Associates, Inc.      1,726.697 Shares of T. Rowe Price Science &             60,441            47,070
                                               Technology, Par Value $0.01


* Represents a party in interest

          The accompanying notes are an integral part of this schedule.

                                   SCHEDULE I
                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
                            EIN #51-0303670 PLAN #003
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 1997


                                         Description of Investment Including Maturity
  Identity of Issue, Borrower,            Date, Rate of Interest, Collateral, Par or                                Current
    Lessor, or Similar Party                             Maturity Value                         Cost                 Value
-----------------------------          ----------------------------------------------         ---------           ------------
Fred Alger Management                  2,964.922 Shares of Spectra Fund, Inc., Par               56,382               50,819
                                       Value $0.01

Stein Roe                              2,411.125 Shares of Stein Roe Young Investor              56,739               56,155
                                       Fund, Par Value $0.01

Philip Morris, Inc.                    132 Shares of Common Stock, Par Value $0.33 1/3            5,995                5,973

State Street                           553.01 Shares of Seven Seas Money Market Fund,               553                  553
                                       Par Value $0.01, 7 Day Net Annualized Yield on
                                       12/30/97 of 5.42%

Participant Loans                      Interest from 7.5% - 9.25%                                  -                 351,094
                                                                                             ----------           ----------
                                                                                             $6,839,404           $7,308,345
                                                                                             ==========           ==========


* Represents a party in interest


          The accompanying notes are an integral part of this schedule.

                                                                     SCHEDULE II

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
                            EIN #51-0303670 PLAN #003
            ITEM 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS
                                DECEMBER 31, 1997

                                                                               Detail Description of Loan
                                                                               Including Dates of Making
                                                                              and Maturity, Interest Rate,
                                                                                The Type and Value of
                                                                                   Collateral, Any
                                        Principal   Interest      Unpaid        Renegotiation of the Loan
                         Original        Received   Received      Balance         and the Terms of the
     Identity and        Amount of        During     During       End of         Renegotiation and Other     Principal    Interest
  Address of Obligor       Loan            Year       Year          Year             Material Items           Overdue      Overdue
--------------------    ----------      ---------   --------     --------    -----------------------------   ---------    ---------
Charlene Macaluso        $   1,142      $    -      $   -         $ 1,142    Participant loan secured by     $   1,142    $     151
331 West 75th Place                                                          account balance, issued
Merrillville, In.                                                            5/23/95 at 9.25%.  Balance
SS# ###-##-####                                                              and accrued interest reported
                                                                             as deemed distribution in
                                                                             prior years.

Karen Denoyer                4,200           -          -           4,071    Participant loan secured by         4,071           17
305 N. 59th Street                                                           account balance, issued
Milwaukee, Wi.                                                               8/5/95 at 9.25%.  Reported as
SS# ###-##-####                                                              deemed distribution in prior
                                                                             years.


          The accompanying notes are an integral part of this schedule.

                                  SCHEDULE III
                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
                            EIN #51-0303670 PLAN #003
                 ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                             Purchases                                   Sales
                                                     --------------------------   --------------------------------------------------
                                                                      Current                                  Current
                                                                       Value                                    Value
                       Description of Asset                         of Asset on                              of Asset on
   Identity of         (Include Interest Rate and     Purchase      Transaction     Selling      Cost of     Transaction   Net Gain
  Party Involved       Maturity in Case of a Loan      Price           Date          Price       Assets         Date       or (Loss)
-----------------      --------------------------    ----------     ----------    ----------   ----------    ----------   ----------
*Scudder Kemper        Scudder Balanced Fund         $1,897,868     $1,897,868     $455,853     $412,884     $455,853     $42,969
 Investments, Inc.

*Scudder Kemper        Scudder Growth and Income      2,104,588      2,104,588      428,216      374,388      428,216      53,828
 Investments, Inc.     Fund

*Scudder Kemper        Scudder Cash Investment        2,515,832      2,515,832      694,365      694,365      694,365        --
 Investments, Inc.     Trust

 Janus Capital         Janus Enterprise Fund            815,402        815,402      162,931      161,465      162,931       1,466



*Represents a party in interest


          The accompanying notes are an integral part of this schedule.
                                      F-13